Supplement to the
Fidelity® Select Portfolios®
Information Technology Sector
April 29, 2021
As Revised November 12, 2021
Prospectus

Caroline Tall no longer serves as portfolio manager of Tech Hardware Portfolio.

Brian Lempel no longer serves as portfolio manager of Technology Portfolio.

The following information replaces similar information for Tech Hardware Portfolio found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Elliot Mattingly (portfolio manager) has managed the fund since January 2022.

The following information replaces similar information for Technology Portfolio found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Adam Benjamin (portfolio manager) has managed the fund since January 2022.

The following information replaces the biographical information for Tech Hardware Portfolio found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Elliot Mattingly is portfolio manager of Tech Hardware Portfolio, which he has managed since January 2022. He also manages other funds. Since joining Fidelity Investments in 2015, Mr. Mattingly has worked as an equity research analyst intern, research analyst, and portfolio manager.

The following information replaces the biographical information for Technology Portfolio found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Adam Benjamin is portfolio manager of Technology Portfolio which he has managed since January 2022. He also manages other funds. Since joining Fidelity Investments in 2011, Mr. Benjamin has worked as a research analyst and portfolio manager.

SELTEC-22-03 1.918659.134	January 18, 2022